ChinaNet Online Holdings, Inc.
(Nasdaq: CNET)

2017 Q2 Corporate Presentation
August 16, 2017
8:30 a.m. Eastern Time U.S.A.

Safe Harbor

This release contains certain "forward-looking statements" relating to the business of ChinaNet Online Holdings, Inc. ("ChinaNet" or the "Company"), which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including business uncertainties relating to government regulation of our industry, market demand, reliance on key personnel, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on ChinaNet's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting ChinaNet will be those anticipated by ChinaNet. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. ChinaNet undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Index

- 2017 Q2 Results
- Business Operations Update
- 2017 Forecast and Future Initiatives

2017 Q2 Results

CHINANET-ONLINE HOLDINGS, INC.

Financial Highlights

Ticker Symbol	NASDAQ: CNET
Fiscal Year End	December 31
Stock Price （as of market close on August 15, 2017）	$1.10
Shares Outstanding - common shares (as of August 15, 2017)	12.3M
Market Capitalization （as of market close on August 15, 2017）	$13.5M
Management Ownership	40%
Revenue Q2 2017 (unaudited)	$10.5M
Net loss attributable to ChinaNet Online Holdings, Inc. Q2 2017 (unaudited)	$0.8M
Weighted average common shares outstanding for Q2 2017 [1]	12.0M

(1) Weighted average shares outstanding count used for the calculation of EPS varies from quarter-to-quarter due to existence of unvested shares and GAAP Treasury Method accounting for options outstanding. As of June 30, 2017, the Company had 0.27M unvested shares and 0.84M options outstanding with a weighted average exercise price of $2.49.

2017 Q2 Results (Unaudited)

In USD'000	2017 Q2	2016 Q2	Change%
Revenue	10,500	8,436	+24%
COGS	8,800	5,939	+48%
Gross Profit	1,700	2,497	-32%
Gross Profit %	16%	30%	-47%
Net loss	(757)	(1,157)	35%
Net loss attributable to ChinaNet	(789)	(1,280)	38%

Revenue increased by 24% while gross profit decreased by 32% was primarily due to the increase in relative lower margin business revenues from search engine marketing and data service in Q2 of Yr17.

2017 Q2 Results (Unaudited)

In USD'000	2017 Q2			2016 Q2		
	Internet Ad and data service	Search engine marketing and data service	Total	Internet Ad and data service	Search engine marketing and data service	Total
Revenue	2,485	8,015	10,500	5,662	2,774	8,436
COGS	1,395	7,405	8,800	3,245	2,694	5,939
Gross Profit	1,090	610	1,700	2,417	80	2,497

2017 First Six Months Results (Unaudited)

In USD'000	2016 6M	2015 6M	% Change
Revenue	17,764	13,496	+32%
COGS	14,792	9,395	+57%
Gross Profit	2,972	4,101	-28%
Gross Profit %	17%	30%	-43%
Net loss	(1,826)	(2,568)	29%
Net loss attributable to ChinaNet	(1,876)	(2,691)	30%

Revenue increased by 32% while gross profit decreased by 28% was primarily due to the increase in relative lower margin business revenues from search engine marketing and data service in first half year of Yr17.

2017 First Six Months Results (Unaudited)

In USD'000	2017 6M			2016 6M		
	Internet Ad and data service	Search engine marketing and data service	Total	Internet Ad and data service	Search engine marketing and data service	Total
Revenue	4,777	12,987	17,764	9,310	4,186	13,496
COGS	2,573	12,219	14,792	5,331	4,064	9,395
Gross Profit	2,204	768	2,972	3,979	122	4,101

Balance Sheet

USD

	As of December 31,						Jun 30
	2011 $('000)	2012 $('000)	2013 $('000)	2014 $('000)	2015 $('000)	2016 $('000)	2017 $('000)
Cash and cash equivalents	10,695	8,840	6,909	8,502	8,768	6,091	4,945
Accounts receivable, net	4,444	8,486	7,673	2,407	2,549	3,322	5,091
Other receivables, net	3,631	3,103	4,299	8,392	1,910	89	140
Prepayment and deposit to suppliers	15,360	14,596	14,692	8,092	5,843	4,754	4,693
Investment in and advance to equity investment affiliates	1,396	959	845	909	1,133	1,340	1,373
Property and equipment, net	1,902	1,636	1,057	943	681	471	382
Intangible assets, net	8,151	7,167	6,015	9,238	5,638	7,264	6,823
Goodwill	10,999	11,083	11,450	6,772	4,396	4,970	5,090
Deposit for purchasing of software technology	-	-	2,453	850	1,024	-	-
Total assets	57,282	56,918	56,834	47,430	35,460	30,042	30,253

Balance Sheet

USD

	As of December 31,						Jun 30
	2011 US$('000)	2012 US$('000)	2013 US$('000)	2014 US$('000)	2015 US$('000)	2016 US$('000)	2017 US$('000)
Total liabilities	9,728	12,073	11,809	11,521	7,752	7,746	9,003
Preferred stock and Common Stock	22	22	22	29	30	12	12
Additional paid-in capital	20,747	20,008	19,870	24,703	26,510	29,285	29,633
Statutory reserves	2,117	2,296	2,602	2,607	2,607	2,607	2,607
Retained earnings	16,688	19,505	18,965	5,222	(3,870)	(10,362)	(12,238)
Accumulated other comprehensive income	2,132	2,393	3,689	3,625	2,056	700	1,167
Noncontrolling interest	5,848	621	(123)	(277)	375	54	69
Total equity	47,554	44,845	45,025	35,909	27,708	22,296	21,250

Cash flows Statement

USD

	Year ended December 31,						Jun 30
	2011 US$('000)	2012 $('000)	2013 $('000)	2014 $('000)	2015 $('000)	2016 $('000)	2017 $('000)
Net cash provided by (used in) Operation Activities	(603)	5,028	2,756	1,958	5,732	(563)	(1,273)
Net cash provided by (used in) Investing Activities	(6,084)	(9,919)	(5,733)	891	(4,627)	(2,576)	(2)
Net cash provided by (used in) Financing Activities	1,482	(385)	807	(1,257)	(131)	753	-
Effect of exchange rates changes and assets classified as held for sale	310	64	129	3	(508)	(82)	56
Net Change in Cash & Cash Equivalents	(4,895)	(5,212)	(2,041)	1,595	466	(2,468)	(1,219)

BUSINESS OPERATIONS UPDATE

CHINANET-ONLINE HOLDINGS, INC.

2017 Q2 Update

- In January 2017, ChinaNet announced the launch of its updated comprehensive website www.chinanet-online.com, reflecting ongoing efforts to provide up-to-date information for customers, investors and shareholders. The new ChinaNet website has been redesigned to be more dynamic, user-friendly and content rich. The website allows visitors to efficiently access information needed regarding ChinaNet's profile and history, products and services, and investor relations content including press releases and SEC reporting. The website now also includes enhanced video, including a compressive overview of the Company's business which can be viewed directly at: http://www.chinanetonline.com/english_index.html

2017 FORECAST AND FUTURE INITIATIVES

CHINANET-ONLINE HOLDINGS, INC.

2017 Action Plan

- Further development of CLOUDX, an omni-channel digital advertising and marketing system platform;
- Preparation of "Precision Targeting", an advertising cloud service, powered by CLOUDX in core computing and analytics, to ANY business in China;
- Building a new sales team with 100+ people for new services and products for 2018;
- Continuation on developing our marketing AI on AliCloud;
- More status update and further improvement on company development and IR communications.

2017 Full Year Guidance

	2017 (Estimated)
Revenues	USD42 million

- Increase spending on new technology acquisition and marketing expenses;
- HR optimization in terms of talent management and skill development;
- Increasing in research and development expenses on CLOUDX system, internet security, database center management, and other O2O services;
- A slow start in 1H, but gross profit will improve after further migration of CLOUDX;

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